                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


         THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment") is made and entered into as of ___________1999, among INDUSTRIAL DISTRIBUTION GROUP, INC., a Delaware corporation (the "Borrower"), the lending institutions listed on the signature pages of this Amendment (collectively, the "Lenders"), BANK ONE, N.A. (formerly The First National Bank of Chicago), in its capacities as agent for the Lenders (in such capacity, the "Agent") and as issuing bank for the "Facility LCs" as provided in the Credit Agreement referred to below (in such capacity, the "LC Issuer"), BANK OF AMERICA, N.A. (formerly Bank of America National Trust and Savings Association), in its capacity as Co-Agent for the Lenders, and FIRST UNION NATIONAL BANK, in its capacity as Co-Agent for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Lenders, and the Agent and LC Issuer are parties to a certain Credit Agreement dated as of December 11, 1997, as amended and restated by a certain First Amendment and Restatement of Credit Agreement dated as of December 11, 1998 (as so amended and restated, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement so as to revise one of the financial covenants set forth therein and in certain other respects;

         WHEREAS, the Lenders have agreed to make such amendments, subject to the terms, conditions and requirements set forth in this Amendment;

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. DEFINED TERMS. Except as otherwise expressly defined herein, capitalized terms used in this Amendment that are defined in the Credit Agreement are used in this Amendment with the respective meanings assigned to such capitalized terms in the Credit Agreement.

2. AMENDMENT OF SECTION 6.19 ("FINANCIAL COVENANTS"). Section 6.19 of the Credit Agreement is hereby amended by deleting subsection 6.19.1 thereof ("Coverage Ratio") and substituting in lieu thereof the following subsection 6.19.1:

                  6.19.1. COVERAGE RATIO. The Borrower will not permit the ratio, determined as of the end of each of its fiscal quarters for the then most-recently ended four fiscal quarters, of (i) Consolidated EBITDA plus Consolidated Rentals, to (ii) Consolidated Interest Expense plus Consolidated Rentals, to be less than (x) 2.40 to 1.00 for the fiscal quarter of the Borrower ending September 30, 1999, or
         (y) 2.50 to 1.00 for any other fiscal quarter of the Borrower.

3. AMENDMENT OF SCHEDULE 5.8 ("SUBSIDIARIES"). Schedule 5.8 attached to the Credit Agreement is hereby amended by deleting said Schedule 5.8 in its entirety and substituting in lieu thereof Schedule 5.8 as attached to this Amendment.

4. AMENDMENT OF PRICING SCHEDULE. The Pricing Schedule attached to the Credit Agreement is hereby amended by deleting such Pricing Schedule in its entirety and substituting in lieu thereof the Pricing Schedule attached to this Amendment. On and after the Amendment Effective Date (as defined below), interest on all Loans and Commitment Fees on the daily unused portion of each Lender's Revolving Commitment shall be calculated on the basis of the applicable interest rate margins and fee rates as set forth in the Pricing Schedule attached to this Amendment.

5. PROPERTY INFORMATION. The Borrower agrees to furnish to the Agent (a) not later than November 15, 1999 (i) descriptions in reasonable detail of all inventory, accounts receivable and fixed assets of the Borrower and its Subsidiaries, including without limitation (x) as to inventory and equipment, the locations where such property is maintained and the existence of lien waivers from landlords or other third parties having control over such locations, (y) as to accounts receivable, a current listing and aging report, and (z) as to real property, the report with respect to such properties prepared for the Borrower by Trammell Crow and, if requested by the Agent, existing title insurance policies, surveys, and environmental audit reports in respect of such properties, (ii) the book and estimated fair market values of the respective properties described in the preceding clause (i) and the basis for such estimates, and (iii) copies of all agreements that purport to limit or restrict in any manner the Borrower's or any such Subsidiary's right or ability to grant in favor of the Agent for the benefit of the Lenders a first priority security interest in and lien on such properties (other than leases, conditional sale agreements, and similar secured financing agreements in respect of specific equipment or leased property, and license agreements in respect of specific software and similar intellectual property rights, in each case containing customary restrictions on the right or ability of the lessee, owner or licensee thereunder to grant such security interests or liens), and
(b) not later than November 30, 1999, current Uniform Commercial Code and, if requested by the Agent, real property records examination reports with respect to the Borrower and such Subsidiaries and their respective properties indicating the status of title to, and the existence of security interests and liens on, such properties, together with copies of all documents or instruments creating any such security interests or liens. The Borrower acknowledges and agrees that failure to comply with the requirements in the preceding sentence shall constitute a Default for all purposes of the Credit Agreement and all other Credit Documents.

6. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Agent and LC Issuer to enter into this Amendment, the Borrower represents and warrants to the Lenders and the Agent and LC Issuer as follows:

         (a) All representations and warranties set forth in the Credit Agreement, as amended by this Amendment, are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of this Amendment, except to the extent that such representations and warranties are expressly made with respect to a specific date, in which case such representations and warranties are true and correct in all material respects as of such specific date.

         (b) No Default or Unmatured Default has occurred and is continuing on the date hereof. Since June 30, 1999, there has been no change in the business, property, prospects, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

         (c) Each of the Borrower and the other Loan Parties has the organizational power and authority to make, deliver and perform their respective obligations under this Amendment and has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment. No consent or authorization of, or filing with, any Person (including, without limitation, any governmental authority), is required in connection with the execution, delivery or performance by the Borrower or any such other Loan Party, or the validity or enforceability against the Borrower or any such other Loan Party, of this Amendment, other than such consents, authorizations or filings which have been made or obtained.

         (d) This Amendment has been duly executed and delivered by the Borrower and the other Loan Parties, as applicable, and this Amendment constitutes the legal, valid and binding obligation of the Borrower and such other Loan Parties, respectively, enforceable against the Borrower and such other Loan Parties in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity. The execution, delivery and performance by the Borrower and such other Loan Parties of this Amendment will not violate any applicable legal requirements or cause a breach or default under any of their respective contractual obligations.

         (e) The Borrower acknowledges and agrees that there are no defenses, claims, counterclaims, or rights of setoff in its favor against any Lender or the Agent or LC Issuer with regard to any of the obligations and liabilities of the Borrower or any of its Subsidiaries under the terms of the Credit Agreement, the other Credit Documents, or this Amendment.

7. REFERENCES TO AGREEMENT. On and after the Amendment Effective Date, each and every reference in the Credit Documents to the Credit Agreement shall be deemed to refer to and mean the Credit Agreement as amended by this Amendment. The parties further confirm and agree that (i) except as expressly amended herein, the Credit Agreement remains in full force and effect in accordance with its terms, and (ii) except as expressly amended or supplemented by this Amendment, all other Credit Documents remain in full force and effect in accordance with their respective terms.

8. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other Credit Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the other Credit Documents, and agrees to save the Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying such taxes.

9. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

10. ENTIRE UNDERSTANDING. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations, commitment letters, or agreements, whether written or oral, with respect to such matters.

11. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

12. NO WAIVER. The Borrower agrees that nothing herein shall constitute a waiver by the Lenders of any Default or Unmatured Default, whether known or unknown, which may exist under the Credit Agreement, except as expressly provided herein with respect to compliance by the Borrower with the minimum Coverage Ratio of 2.50 to 1.00 for the four fiscal quarter period ending September 30, 1999, as required by Section 6.19.1 of the Credit Agreement.

13. AMENDMENT EFFECTIVE DATE. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") when this Amendment shall have been executed and delivered by the Borrower, Lenders constituting the Required Lenders as provided in the Credit Agreement, and the Agent.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.


                                        INDUSTRIAL DISTRIBUTION GROUP, INC.



                                        By:
                                           ------------------------------------

                                        Title:
                                              ---------------------------------

                                  BANK ONE, N.A.
                                  (Formerly The First National Bank of Chicago) Individually and as Agent



                                  By:
                                     ------------------------------------------

                                  Title:
                                        ---------------------------------------

                                  BANK OF AMERICA, N.A.
                                  (Formerly Bank of America National Trust and
                                  Savings Association),
                                  Individually and as Co-Agent



                                  By:
                                     ----------------------------------------

                                  Title:
                                        -------------------------------------

                                           FIRST UNION NATIONAL BANK,
                                           Individually and as Co-Agent



                                           By:
                                             ----------------------------------

                                           Title:
                                                 ------------------------------

                                           FLEET NATIONAL BANK



                                           By:
                                              ---------------------------------

                                           Title:
                                                 ------------------------------

                                        WACHOVIA BANK, N.A.



                                           By:
                                              ---------------------------------

                                           Title:
                                                 ------------------------------

                                        COMPASS BANK



                                           By:
                                              ----------------------------------

                                           Title:
                                                 ------------------------------

                                PRICING SCHEDULE

---------------------------------------------------------------------------------------------------------------

     APPLICABLE            LEVEL I          LEVEL II           LEVEL III           LEVEL IV            LEVEL V
       MARGIN              STATUS            STATUS             STATUS              STATUS             STATUS
---------------------------------------------------------------------------------------------------------------
  Eurodollar Rate           1.50%             1.75%              2.00%              2.25%               2.50%
---------------------------------------------------------------------------------------------------------------

   Floating Rate            0.50%             0.75%              1.00%              1.25%               1.50%
---------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------

    APPLICABLE             LEVEL I          LEVEL II           LEVEL III           LEVEL IV            LEVEL V
     FEE RATE              STATUS            STATUS             STATUS              STATUS             STATUS
---------------------------------------------------------------------------------------------------------------
    Commitment             0.325%             0.35%              0.50%              0.50%               0.50%
      Fee
---------------------------------------------------------------------------------------------------------------

         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "FINANCIALS" means the annual or quarterly consolidated financial statements of the Borrower and its Subsidiaries delivered pursuant to Section 6.1(i) or (ii).

         "LEVEL I STATUS" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than or equal to 2.00 to 1.00.

         "LEVEL II STATUS" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower does not qualify for Level I Status and (ii) the Leverage Ratio is less than or equal to 2.50 to 1.00.

         "LEVEL III STATUS" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower does not qualify for Level I Status or Level II Status, and (ii) the Leverage Ratio is less than or equal to 3.00 to 1.00.

         "LEVEL IV STATUS" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower does not qualify for Level I Status, Level II Status, or Level III Status and (ii) the Leverage Ratio is less than or equal to 3.50 to 1.00.

         "LEVEL V STATUS" exists at any date if the Borrower does not qualify for Level I, Level II, Level III or Level IV Status.

         "STATUS" means either Level I Status, Level II Status, Level III Status, or Level IV Status, as the case may be.

         The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five Business Days after such Financials are so delivered.

                 ACKNOWLEDGMENT AND REAFFIRMATION OF GUARANTORS


         Each of the undersigned (i) acknowledges receipt of the foregoing Amendment No. 1 to Credit Agreement dated as of __________, 1999 (the "Amendment"), (ii) consents to the execution and delivery of the Amendment by the parties thereto, and (iii) reaffirms all of its obligations and covenants under the Subsidiary Guaranty and Subsidiary Pledge Agreement (all as defined in the Credit Agreement and in effect as of the date hereof), and agrees that none of such obligations and covenants shall be affected by the execution and delivery of the Amendment, and that all of such obligations and covenants remain in full force and effect on and after the date hereof. This Acknowledgment and Reaffirmation may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                          Associated Suppliers, Inc.
                          Atlantic Industrial Supply Co., Inc.
                          Austin Ford Logan, Inc.
                          B&J Industrial Supply Company
                          B&J Industrial Supply Company of Spokane
                          B&J Industrial Supply Company of Tacoma
                          Buford Bros., Inc.
                          Cardinal Machinery, Inc.
                          Cramer Industrial Supplies, Inc.
                          The Distribution Group, Inc.
                          Dynamic Tool & Abrasives, Inc.
                          E. C. Blackstone Company
                          Hawley Industrial Supplies, Inc.
                          IDG Real Properties, Inc.
                          Industrial & Tool Suppliers Limited Liability
                               Company
                          Industrial Distribution Group - California, Inc. The Innovative Distributor Group, Inc.
                          J.J. Stangel Co.
                          Knox Industrial, Inc.
                          L.D. Supply, Inc.
                          Mel's Industrial Supplies, Inc.
                          The New England Group Industrial Distributors, Inc. Northern Tool & Supply, Inc.
                          Petry & Morrow, Inc.
                          Refco, Inc.
                          Shearer Industrial Supply Co.
                          Tri-Star Industrial Supply, Inc.
                          Turner Industries, Inc.
                          Wm. H. Taylor & Company, Inc.



                          By:
                             --------------------------------------------------
                             Name:
                             Title:

                                  SCHEDULE 5.8

                              LIST OF SUBSIDIARIES

-----------------------------------------------------------------------------------------------
              NAME                              STATE OF            CAPITAL STOCK    PERCENTAGE
                                              INCORPORATION           HELD BY           HELD
-----------------------------------------------------------------------------------------------

Associated Suppliers, Inc.                    Oregon                    IDG             100
-----------------------------------------------------------------------------------------------
Atlantic Industrial Supply Co., Inc.          Massachusetts             IDG             100
-----------------------------------------------------------------------------------------------
Austin Ford Logan, Inc.                       New York                  IDG             100
-----------------------------------------------------------------------------------------------
B&J Industrial Supply Company                 Washington                IDG             100
-----------------------------------------------------------------------------------------------
B&J Industrial Supply Company of              Washington                B&J             100
Spokane
-----------------------------------------------------------------------------------------------
B&J Industrial Supply Company of              Washington                B&J             100
Tacoma
-----------------------------------------------------------------------------------------------
Buford Bros., Inc.                            Tennessee                 IDG             100
-----------------------------------------------------------------------------------------------
Cardinal Machinery, Inc.                      Tennessee                 IDG             100
-----------------------------------------------------------------------------------------------
Cramer Industrial Supplies, Inc.              New York                  IDG             100
-----------------------------------------------------------------------------------------------
The Distribution Group, Inc.                  Georgia                   IDG             100
-----------------------------------------------------------------------------------------------
Dynamic Tool & Abrasives, Inc.                Michigan                  IDG             100
-----------------------------------------------------------------------------------------------
E.C. Blackstone Company                       Georgia                   IDG             100
-----------------------------------------------------------------------------------------------
Hawley Industrial Supplies, Inc.              Connecticut               IDG             100
-----------------------------------------------------------------------------------------------
IDG Real Properties, Inc.                     Georgia                   IDG             100
-----------------------------------------------------------------------------------------------
Industrial & Tool Suppliers                   Maine                     IDG              50
Limited Liability Company                                              Refco             50
-----------------------------------------------------------------------------------------------
Industrial Distribution Group -               California                IDG             100
California, Inc.
-----------------------------------------------------------------------------------------------
The Innovative Distributor Group, Inc.        Ohio                      IDG             100
-----------------------------------------------------------------------------------------------
J.J. Stangel Co.                              Wisconsin                 IDG             100
-----------------------------------------------------------------------------------------------
Knox Industrial, Inc.                         California               IDG-CA           100
-----------------------------------------------------------------------------------------------
L.D. Supply, Inc.                             Georgia                   IDG             100
-----------------------------------------------------------------------------------------------
Mel's Industrial Supplies, Inc.               California                IDG             100
-----------------------------------------------------------------------------------------------
The New England Group                         New Hampshire             IDG             100
Industrial Distributors, Inc.
-----------------------------------------------------------------------------------------------
Northern Tool & Supply, Inc.                  Michigan                  IDG             100
-----------------------------------------------------------------------------------------------
Petry & Morrow, Inc.                          Pennsylvania              IDG             100
-----------------------------------------------------------------------------------------------
Refco, Inc.                                   Georgia                   IDG             100
-----------------------------------------------------------------------------------------------
Shearer Industrial Supply Co.                 Pennsylvania              IDG             100
-----------------------------------------------------------------------------------------------
Tri-Star Industrial Supply, Inc.              Missouri                  IDG             100
-----------------------------------------------------------------------------------------------
Turner Industries, Inc.                       Pennsylvania            Shearer           100
-----------------------------------------------------------------------------------------------
Wm. H. Taylor & Company, Inc.                 Delaware                Shearer           100
-----------------------------------------------------------------------------------------------